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                                                               EXHIBIT 23.1

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                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



             As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our report dated January 27, 1995 in Marshall & Ilsley Corporation's Annual Report on Form 10-K for the year ended December 31, 1994, and to all references to our firm in this Registration Statement.




                                             /s/ Arthur Andersen LLP
                                             -----------------------------
                                             ARTHUR ANDERSEN LLP




Milwaukee, Wisconsin,
April 18, 1995